EXHIBIT (ii)




NOTE-HOLDER                        ORIGINAL AMOUNT          MATURITY DATE
                                      OF NOTE
Walter L. Koon, Jr.

Indiana University Foundation         $167,426.65          February 15, 1998

John W. Biddinger                      $93,333.06          February 15, 1998

Robert A. Davies                      $124,469.18          February 15, 1998

John Cederdahl

Bankers National Life                 $799,655.11          February 15, 1998

John Cederdahl

Western National Life Insurance
Company                             $3,821,912.77          February 15, 1998

Jan Chenowith

Dan Young IRA Trust                 $265,200.00            February 15, 1998



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